UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2016

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13595 Dulles Technology Drive Herndon, VA 20171-3413
(Address, including zip code, of principal executive offices)

(703) 984-8400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On February 17, 2016, the Board of Directors (the "Board") of ePlus inc. (the "Company") approved an amended and restated form of indemnification agreement ("Agreement") to supersede the previous form of director's and officer's indemnification agreement.  It is anticipated that directors and executive officers will execute the new Agreement.

In general, as the Company's certificate of incorporation and bylaws provide that the Company shall indemnify to the fullest extent permitted by law and Section 145 of the General Corporation Law of the state of Delaware expressly recognizes certain indemnification rights, each of the indemnification agreements provide that the directors and executive officers shall be entitled to indemnification as set forth in the Agreement.  The Agreement has been modified from the Company's prior form of Agreement, to (i) exclude indemnification for an indemnitee's reimbursement to the Company of any compensation previously received or profits realized by sale of securities, as required under the Securities Exchange Act of 1934, including reimbursements under Section 304 of the Sarbanes-Oxley Act of 2002 in connection with an accounting restatement of the Company or the payment to the Company of profits arising from the purchase or sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act, and (ii) provide that advances made pursuant to the Agreement are unsecured and interest free, and without regard to the indemnitee's ultimate entitlement to indemnification.

The description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the form of the indemnification agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 17, 2016, as part of its regular procedures to review and assess the Company's corporate governance framework, and upon recommendation by the Nominating and Corporate Governance Committee, the Board approved two minor amendments to the Company's Amended and Restated Bylaws that were effective immediately.

Section 3.6 has been modified to provide that the Board may meet within or without the state of Delaware, as opposed to within or without the Commonwealth of Virginia.  Section 6.1 has been revised to add that an Assistant Secretary, as well as the Secretary, has the authority to sign stock certificates.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit No. Description

3.1	Amended and Restated Bylaws of ePlus inc, as amended February 17, 2016.

10.1	Form of Indemnification Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: February 19, 2016